Stock-Based Compensation	12 Months Ended
Mar. 31, 2011
Stock-Based Compensation
Stock-Based Compensation

30.    STOCK-BASED COMPENSATION

The following describes stock-based compensation plans of MUFG, BTMU, MUTB, MUSHD, MUMSS and UNBC.

MUFG, BTMU, MUTB, MUSHD and MUMSS

MUFG, BTMU, MUTB, MUSHD and MUMSS elected to introduce a stock-based compensation plan for directors, executive officers and corporate auditors ("officers") and obtained the necessary shareholder approval at their respective ordinary general meetings.

Following the approval, MUFG resolved at the meeting of the Board of Directors to issue stock compensation type stock options ("Stock Acquisition Rights") to officers of MUFG, BTMU, MUTB, MUSHD and MUMSS. Usually, the Stock Acquisition Rights would be issued and granted to these officers once a year.

The class of shares to be issued or transferred on exercise of the Stock Acquisition Rights is common stock of MUFG. The number of shares to be issued or transferred on exercise of each Stock Acquisition Right ("number of granted shares") is 100 shares. In the event of stock split or stock merger of common stock of MUFG, the number of granted shares shall be adjusted in accordance with the ratio of stock split or stock merger. If any events occur that require the adjustment of the number of granted shares (e.g., mergers, consolidations, corporate separations or capital reductions of MUFG), MUFG shall appropriately adjust the number of granted shares to a reasonable extent.

The contractual term of the Stock Acquisition Rights is approximately 30 years from the date of grant. Some of the Stock Acquisition Rights vest on the date of grant and the rest of the rights graded vest depending on the holder's service period as officers. The Stock Acquisition Rights are only exercisable after the date on which the following conditions are met: (1) holder as a director or an executive officer loses the status of both director and executive officer, and (2) a holder as a corporate auditor loses the status of a corporate auditor. The exercise price is ¥1 per share.

The following is a summary of the Stock Acquisition Rights transactions of MUFG, BTMU, MUTB, MUSHD and MUMSS for the fiscal year ended March 31, 2011:

	Fiscal year ended March 31, 2011
	Number of shares	Weighted average exercise price	Weighted average remaining contractual term (in years)	Aggregate intrinsic value (in millions)
Outstanding, beginning of fiscal year	9,974,800	¥1
Granted	7,911,800	1
Exercised	(2,883,000)	1
Forfeited or Expired	(146,400)	1

Outstanding, end of fiscal year	14,857,200	¥1	28.57	¥5,690

Exercisable, end of fiscal year	—	¥—	—	¥—

The fair value of the Stock Acquisition Rights is estimated on the date of grant using the Black-Scholes option pricing model that uses the assumptions described in the following table. The risk-free rate is based on the Japanese government bonds yield curve in effect at the date of grant based on the expected term. The expected volatility is based on the historical data from traded common stock of MUFG. The expected term is based on the average service period of officers of MUFG, BTMU, MUTB, MUSHD and MUMSS, which represents the expected outstanding period of the Stock Acquisition Rights granted. The expected dividend yield is based on the dividend rate of common stock of MUFG at the date of grant.

	Fiscal years ended March 31,
	2010	2011
Risk-free interest rate	0.53%	0.23%
Expected volatility	44.46%	43.97%
Expected term (in years)	4	4
Expected dividend yield	2.25%	2.91%

The weighted average grant date fair value of the Stock Acquisition Rights granted during the fiscal years ended March 31, 2010 and 2011 was ¥48,700 and ¥36,600, respectively.

The MUFG Group recognized ¥2,638 million and ¥2,839 million of compensation cost related to the Stock Acquisition Rights with ¥1,073 million and ¥1,155 million of corresponding tax benefit during the fiscal years ended March 31, 2010 and 2011, respectively. As of March 31, 2011, the total unrecognized compensation cost related to the Stock Acquisition Rights was ¥560 million and it is expected to be recognized over a period of three months.

Cash received from exercise of the Stock Acquisition Rights for the fiscal year ended March 31, 2011 was ¥3 million. The actual tax benefit realized for the tax deductions from exercise of the Stock Acquisition Rights was ¥836 million for the fiscal year ended March 31, 2011.

UNBC

UnionBanCal Corporation Stock Bonus Plan (Stock Bonus Plan)

Effective as of April 27, 2010, UNBC adopted the Stock Bonus Plan. Under the Stock Bonus Plan, UNBC grants restricted stock units settled in American Depositary Receipts (ADRs) representing shares of common stock of UNBC's indirect parent company, MUFG, to key employees at the discretion of the Executive Compensation and Benefits Committee of the Board of Directors (the Committee). The Committee determines the number of shares, vesting requirements and other features and conditions of the restricted stock units. Under the Stock Bonus Plan, MUFG ADRs are purchased in the open market upon the vesting of the restricted stock units, through a revocable trust. There is no amount authorized to be issued under the Plan since all shares are purchased in the open market. These awards generally vest pro-rata on each anniversary of the grant date and become fully vested three years from the grant date, provided that the employee has completed the specified continuous service requirement. Generally, the grants vest earlier if the employee dies, is permanently and totally disabled, retires under certain grant, age and service conditions, or terminates employment under certain conditions.

Under the Stock Bonus Plan, the restricted stock unit participants do not have dividend rights, voting rights or other stockholder rights. The grant-date fair value of these awards is equal to the closing price of the MUFG ADRs on date of grant.

On November 15, 2010, UNBC granted 3,995,505 restricted stock units under the Stock Bonus Plan to certain key employees, with a grant date fair value of $4.72 per unit and pro-rata vesting for the majority of the restricted stock units on April 15, 2011, 2012 and 2013. During 2010, there were 41,320 restricted stock units forfeited and 10,595 restricted stock units vested. Compensation cost for these restricted stock units is being recognized over the period during which the employees are required to provide service. UNBC recognized $3 million of compensation cost, which includes the impact of estimated forfeitures, with a corresponding tax benefit of $1 million. As of December 31, 2010, there was $16 million unrecognized compensation cost, which is expected to be recognized over 3 years, related to the 3,943,590 restricted stock units outstanding.

Management Stock Plans prior to Privatization Transaction in 2008

On November 4, 2008, all outstanding awards under the management stock plans were canceled in exchange for the right to receive the cash value of those awards. These plans were terminated in December 2008, and no additional awards were granted under these plans in 2009 and 2010.